                                                                    Exhibit 10.2
                        AMENDMENT TO SECURITY AGREEMENT
                        -------------------------------

     THIS AMENDMENT TO SECURITY AGREEMENT (this "Amendment") dated as of December 9, 1999, by and between BANK OF AMERICA, N.A., a national banking association ("Bank") and BLUE RHINO CORPORATION ("Borrower"):

                               R E C I T A L S:

     WHEREAS, Bank and Borrower are parties to that certain Loan Agreement dated December 31, 1998 (the "BR Loan Agreement"), pursuant to which Bank made certain loans to Borrower, as more fully described therein, including a revolving line of credit (the "Revolver") in the original principal amount of up to $7,000,000, and a non-revolving line of credit (the "Acquisition Line") in the principal amount of up to $5,000,000; and

     WHEREAS, on the same date, Bank and USA Leasing, LLC, a Delaware limited company (the "Lessor"), entered into a Loan Agreement (the "Lessor Loan Agreement"), pursuant to which Bank extended a non-revolving line of credit (the "Lease Line") to Lessor in the principal amount of up to $13,000,000, which Lease Line was personally guaranteed by the members of the Lessor (the "Members") and by Borrower pursuant to limited guaranties (the "Guaranties"); and

     WHEREAS, the indebtedness of the Borrower pursuant to the BR Loan Agreement was secured by a security interest in all of the Borrower's accounts receivable, inventory and equipment, pursuant to a Security Agreement dated December 31, 1998 (the "BR Security Agreement"), and the indebtedness of Lessor pursuant to the Lessor Loan Agreement was secured by a security interest in all of the Lessor's accounts receivable, chattel paper (including leases), inventory and equipment, pursuant to a Security Agreement dated December 31, 1998; and

     WHEREAS, by that certain Amendment to Loan Agreement between the Borrower and the Bank, dated June 14, 1999 (the "BR Loan Amendment"), the Bank agreed to modify certain limitations on the amount of credit available under the various loan facilities to allow Borrower to obtain additional advances under the Revolver and the Acquisition Line, and also agreed to modify certain financial covenants, to modify the Borrowing Base, and to make certain other changes in the BR Loan Agreement; and

     WHEREAS, pursuant to that certain Waiver Agreement among the Borrower, the Lessor and the Bank, dated as of July 30, 1999 (the "Waiver"), the Bank agreed to permit the sale of all of the Members' interests in the Lessor to the Borrower, subject to certain terms and conditions, including that the Borrower would execute an amended Guaranty of all indebtedness of the Lessor to the Bank; and the Bank further agreed to release the limited guaranties of the Members of the Lessor upon receipt of certain funds; and

     WHEREAS, on September 21, 1999, the Borrower caused to be issued its Convertible Note in the principal amount of $7,000,000 (such note and all other notes issued pursuant thereto shall be referred to herein as the "Convertible Notes"), together with certain warrants to purchase common stock of the Borrower, payment of which Convertible Notes is subordinated to the prior payment in full of Borrower's indebtedness to the Bank, up to a principal amount of $25,000,000; and

     WHEREAS, the Bank consented to the issuance of the Convertible Notes, subject to certain terms and conditions, and also agreed to waive the Borrower's compliance with certain financial covenants as of July 31, 1999; and

     WHEREAS, the Borrower has now requested that the Bank agree to restructure the existing indebtedness of the Borrower and the Lessor pursuant to the BR Loan Agreement and the Lessor Loan Agreement; and

     WHEREAS, Bank has agreed to so restructure such indebtedness, pursuant to an Amended and Restated Loan Agreement of even date herewith (the "Restated Loan Agreement"), so that Borrower will become the borrower under a revolving line of credit in the principal amount of $25,000,000 (the "New Revolver"), payment of which New Revolver the Lessor, among others, will guarantee; and

     WHEREAS, the parties hereto wish to amend the BR Security Agreement, so that it shall secure all of the Borrower's indebtedness pursuant to the Restated Loan Agreement and the Revolver;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank and Borrower agree as follows:

     1. Amendment. The BR Security Agreement is hereby amended to include in the "Obligations" secured thereby all of the Borrower's indebtedness to the Bank pursuant to the Restated Loan Agreement and the New Revolver, as the same now exists and as it may be amended, extended, or modified (including any amendment or modification to increase the same) hereafter.

     2. Ratification and Waiver. The Borrower expressly ratifies and affirms all of its liabilities and obligations to the Bank under and pursuant to the BR Security Agreement, and further stipulates and agrees that there exists no claim, defense, offset to, or matter in avoidance of any of its liability on account thereof, and does further unconditionally waive, release and discharge, for itself and its successors and assigns, any and all claims, defenses, offsets or matters in avoidance of any of its said liability to the Bank on account thereof. No waiver or release of, or consent to any action or omission contrary to the terms of, this Amendment and such BR Security Agreement, is intended or shall be inferred hereby, other than as expressly set forth herein.

     3. Representations and Warranties. The Borrower represents and warrants to the Bank as follows:

          (a) Power and Authority; Enforceability. The Borrower has the power and authority to execute and deliver this Amendment and to perform the terms and conditions of the BR Security Agreement, as amended and modified by this Amendment. The execution and delivery of this Amendment by the Borrower and the performance of the BR Security Agreement, as amended and modified by this Amendment, do not and will not violate any law, rule or regulation, or constitute a breach of the articles of incorporation, bylaws or corporate resolutions of Borrower or any agreement to which the Borrower is a party or by which its assets are bound. The BR Security Agreement, as amended and modified by this Amendment, constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization, and similar laws and other law generally affecting the enforceability of creditors' rights and to general principles of equity.

          (b) No Default. Upon the execution and delivery of this Amendment by the Borrower, the Borrower will not be in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in the BR Security Agreement, as amended and modified by this Amendment, or any other agreement or instrument relating to the Restated Loan Agreement to which it is a party.

          (c) Representations. The representations and the information furnished by the Borrower to the Bank with regard to this Amendment are and shall continue to be true and not misleading in all material respects. In addition, the representations and warranties of the Borrower to the Bank contained herein, in the BR Security Agreement, in the Restated Loan Agreement, and in any other document or instrument executed or delivered by the Borrower in connection therewith, are and shall continue to be true and not misleading in all material respects, except as otherwise disclosed in writing to the Bank and approved by the Bank prior to the date hereof.

     4. Covenants. The Borrower covenants and agrees that, unless the Bank shall otherwise consent in writing, the Borrower shall:

           (a) Compliance with Covenants. Continue to comply with all of the terms, covenants and agreements contained in the BR Security Agreement, as amended and modified by this Amendment.

           (b) Further Assurances. Execute and deliver such further instruments, and take such further action as the Bank may reasonably request, in each case to further effect the purposes of the BR Security Agreement, as modified by this Amendment.

      5. No Other Amendment. Except as expressly amended hereby, the BR Security Agreement shall be and remain in full force and effect in accordance with its terms.

     6.  Miscellaneous.

     (a) All references to the "Security Agreement" or the "Agreement" in the BR Security Agreement shall hereafter mean and refer to the BR Security Agreement as amended hereby.

     (b) All capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to such terms in the BR Security Agreement.

     7. Counterparts. This Amendment may be executed in separate counterparts, and said counterparts taken together shall be deemed to constitute one and the same instrument. An executed copy of this Amendment delivered by telecopier shall have the same effect as an originally executed copy of this Amendment.

     8. NO ORAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal by their duly authorized representatives as of the date first above written.


                               BORROWER:
                               ---------

                               BLUE RHINO CORPORATION

ATTEST:
                               By: /s/ Billy D. Prim
                                  ----------------------------------
/s/ Mark Castaneda             Title: Chairman and CEO and President
-------------------------            -------------------------------
       Secretary
   [Corporate Seal]



                               BANK:
                               -----

                               BANK OF AMERICA, N.A.

                               By: /s/ J. Thomas Johnson, Jr
                                  ----------------------------------
                               Title: Senior Vice President
                                     -------------------------------